Rule 497(e)
                                                               File No. 33-90208


                     ACACIA NATIONAL LIFE INSURANCE COMPANY
           ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

                       Supplement Dated September 23, 1998
                       to the Prospectus Dated May 1, 1998

              For the Allocator 2000 Variable Life Insurance Policy
  Offered by Acacia National Life Insurance Company (a Virginia Stock Company)


1. The following paragraph should be read in conjunction with the Allocator 2000 prospectus:

     Acacia Mutual Holding Company, ANLIC's ultimate parent company, and Ameritas Mutual Insurance Holding Company, a Nebraska domiciled mutual insurance holding company, have announced their intention to merge on or after January 1, 1999, to form Ameritas Acacia Mutual Holding Company. The Boards of Directors of both companies approved the proposed merger on September 14, 1998, subject to regulatory approvals and a favorable member vote. If the merger is consummated, ANLIC will remain as the depositor for the Variable Account and will continue to offer its variable insurance products. In addition, Acacia Life Insurance Company will maintain ownership of all of the outstanding shares of ANLIC. All Allocator 2000 policies will remain outstanding in accordance with their terms. Information concerning Ameritas Acacia Mutual Holding Company will be sent to Allocator 2000 policyowners shortly after the merger is effective.

2. This Supplement deletes "Allocation of Policy Loan," "Effect of Policy Loans," "Indebtedness," and "Repayment of Indebtedness" located within the section titled "Loan Privileges" on pages 29-30 and replaces those subsections with the following:

     Allocation of Policy Loan. An Owner may allocate a Policy loan among the General Account and the Sub-accounts of the Variable Account which have Policy Account Value. If no such allocation is made, ANLIC will allocate the loan to the General Account. If indebtedness exceeds the Policy's value in the General Account, we will transfer the value equal to that excess indebtedness from the Policy's value in each Sub-account of the Variable Account to the General Account as security for the excess indebtedness. We will allocate the amount transferred among the Sub-accounts in the same proportion that the Policy's value in each Sub-account bears to the Variable Account Value.

     The portion of the loan allocated to the Sub-accounts of the Variable Account will normally be paid within seven days after receipt of a written request. Postponement of loans may take place under certain circumstances. (See, Postponement of Payments.) ANLIC will not defer a loan used to pay premium.

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     Effect of Policy  Loans.  Value  equal to the  portion of the  Policy  loan allocated to each Sub-account will be transferred from the Sub-account to the General Account, reducing the value in that Sub-account. On each Policy anniversary, the amount of interest accrued during the prior year, minus earnings on the total amount allocated to the General Account as security for the loan, will be allocated among and transferred from the Sub-accounts in accordance with the foregoing procedures.

     Value in the General Account held as security for the loan will be credited with interest at 4.50% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THIS VALUE. The interest earned will be credited no less frequently than once each Policy Month. Upon partial repayment of indebtedness, value in the General Account equal to the amount of repayment will be released as security for the loan, and may be reallocated back by the Owner among the General Account and the Sub-accounts of the Variable Account. Upon a full repayment of indebtedness, all collateral in the General Account may be reallocated back by the Owner.

     Indebtedness. Indebtedness equals the total of all Policy loans and accrued interest on Policy loans plus any due and unpaid monthly deductions. If indebtedness exceeds the Policy Account Value less Surrender Charges, ANLIC will notify the Owner and any assignee of record. If sufficient payment equal to the excess indebtedness is not made to ANLIC within 62 days from the date notice is sent, the Policy will lapse and terminate without value. The Policy, however, may later be reinstated. (See, Policy Lapse and Reinstatement).

     Repayment of Indebtedness. Indebtedness may be repaid any time before the Maturity Date of the Policy. (See, Payment of Policy Benefits). If not repaid, ANLIC may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Owner may allocate the value in the General Account securing the indebtedness among the General Account and the Sub-accounts of the Variable Account. If no allocation is made, ANLIC will allocate repayments among the General Account and the Sub-accounts in the same proportion that net premium is being allocated at the time of the repayment. ANLIC will allocate the repayment of indebtedness at the end of the Valuation Period during which the repayment is received.